LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED DECEMBER 31, 1998

[MORNINGSTAR RATINGS LOGO]

Seeks high current income consistent with prudent total return asset management by investing primarily in investment grade foreign and domestic fixed income securities.

KEMPER GLOBAL INCOME FUND

        "... While bond markets will surprise us, we expect
        to see a very stable environment in what will be a
        single European market. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
9
Market Performance
10
Currency Concentrations Portfolio Statistics
11
Portfolio Of Investments
13
Report Of Independent Auditors
14
Financial Statements
16
Notes to Financial Statements
21
Financial Highlights
23
Shareholders' Meeting


AT A GLANCE
-------------------------------------------------------------------------------
KEMPER GLOBAL INCOME FUND
TOTAL RETURNS
-------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1998
(UNADJUSTED FOR ANY SALES CHARGE)
                                  [BAR GRAPH]
-------------------------------------------------------------------------------

CLASS A                                                   10.48%
CLASS B                                                    9.56%
CLASS C                                                    9.72%
LIPPER GENERAL WORLD INCOME FUNDS CATEGORY AVERAGE*        6.23%
-------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN
 NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.
 -------------------------------------------------------------------------------
 NET ASSET VALUE
 -------------------------------------------------------------------------------

                                                                   AS OF      AS OF
                                                                  12/31/98   12/31/97
-----------------------------------------------------------------------------------------
    KEMPER GLOBAL INCOME FUND CLASS A                                $8.94      $8.58
-----------------------------------------------------------------------------------------
    KEMPER GLOBAL INCOME FUND CLASS B                                $8.96      $8.60
-----------------------------------------------------------------------------------------
    KEMPER GLOBAL INCOME FUND CLASS C                                $8.99      $8.62
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER GLOBAL INCOME
FUND RANKINGS AS OF 12/31/98*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER
GENERAL WORLD INCOME FUNDS CATEGORY

                                                 CLASS A          CLASS B         CLASS C
-------------------------------------------------------------------------------------------------
    1-YEAR                                        #40 of          #61 of          #55 of
                                                   145 funds       145 funds       145 funds
-------------------------------------------------------------------------------------------------
    3-YEAR                                        #72 of          #88 of          #86 of
                                                   111 funds       111 funds       111 funds
-------------------------------------------------------------------------------------------------
    5-YEAR                                        #18 of           N/A             N/A
                                                   67 funds
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 DIVIDEND AND YIELD REVIEW
-------------------------------------------------------------------------------
 THE FOLLOWING TABLE SHOWS PER SHARE DISTRIBUTION AND YIELD INFORMATION FOR THE FUND AS OF DECEMBER 31, 1998.

                                                                  CLASS A  CLASS B  CLASS C
----------------------------------------------------------------------------------------------
    ONE-YEAR DISTRIBUTION:                                         $.5100   $.4387   $.4430
----------------------------------------------------------------------------------------------
    DECEMBER DISTRIBUTION:                                         $.0425   $.0361   $.0367
----------------------------------------------------------------------------------------------
    ANNUALIZED DISTRIBUTION RATE+:                                  5.70%    4.83%    4.90%
----------------------------------------------------------------------------------------------
    SEC YIELD+:                                                     2.09%    1.25%    2.50%
----------------------------------------------------------------------------------------------

+ CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS
  AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON DECEMBER 31, 1998. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED DECEMBER 31, 1998 SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH A STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

TERMS TO KNOW

YOUR FUNDS' STYLE
--------------------------------------------------------------------------------
MORNINGSTAR FIXED-INCOME STYLE BOX
--------------------------------------------------------------------------------

[MATURITY QUALITY DIAGRAMS]

Source: Data provided by Morningstar, Inc., Chicago, IL 312-696- 6000. The Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

THE STYLE BOX REPRESENTS A SNAPSHOT OF A FUND'S PORTFOLIO ON A SINGLE DAY. PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE-YEARS. MORNINGSTAR HAS PLACED KEMPER GLOBAL INCOME FUND IN THE INTERNATIONAL BOND CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

CURRENCY DEVALUATION A significant decline of a currency's value relative to other currencies, such as the U.S. dollar. This may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing an investment's total return.

EUROPEAN MONETARY UNION An economic and monetary unification of European countries to introduce a single currency and create a more economically competitive region.

INTERNATIONAL MONETARY FUND An organization focused on lowering trade barriers and stabilizing currencies. While helping developing nations pay their debts, the IMF usually imposes tough guidelines aimed at lowering inflation, cutting imports, and raising exports.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER INVESTMENTS, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND

DEAR KEMPER FUNDS SHAREHOLDER:

If you think the first quarter of 1999 has seemed rather anticlimactic compared to 1998, you're not alone. The year began with a quiet bang in the U.S. stock market, with the Dow Jones Industrial Average hitting an all-time high of 9643 points in the first week of January. While stock market volatility has continued, it seems to be phasing investors less and less. Even global events are being taken in stride. Europe's Economic and Monetary Union (EMU) was launched without much notice. And when Brazil's economy recently took a turn for the worse, Wall Street was only mildly concerned. Also contributing to today's laid-back attitude -- the impeachment trial of President Clinton has all but fizzled into obscurity without significantly affecting the U.S. economy or markets.

  Indeed, the U.S. economy looks good. The fundamentals by which we measure the state of the economy remain strong. We continue to see solid consumer spending growth, continued investment spending and low inflation. This suggests that there are no internal problems for continued U.S. economic growth.

  Additionally, we can expect the Federal Reserve Board to keep short-term interest rates low. On February 3, the Fed left interest rates unchanged. It is likely that this "hands-off" approach will continue, particularly if the U.S. economy remains in check and there is a degree of uncertainty in the international arena.

  The U.S. budget surplus for 1998 came in at $60 billion, with another budget surplus of between $80 billion and $100 billion expected for fiscal 1999. Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained steady. GDP, driven by consumer spending, is expected to grow at an annualized rate of approximately 3 percent in 1999. We also anticipate modest capital spending growth and modest inventory growth.

  The consumer price index (CPI) remains in the vicinity of 2 percent. However, energy prices, which were down 6 to 7 percent last year and helped keep the CPI down, are unlikely to remain so low this year.

  Employment growth has slowed to 2 percent, combined with real wage growth of between 2 percent and 2.5 percent. But real income growth is between 4 percent and 5 percent. In addition, gains in household net worth, which tends to fuel consumer spending, are also on the rise. Banks appear to be only a little less willing to lend in 1999, so the threat of a general credit crunch is minimal.

  On a less positive note, corporate profits have slowed in 1999, growing at a rate of 1 percent to 3 percent on a year-over-year basis. As a result, we may see a slowdown in capital spending this year. The current U.S. account deficit is rising, which suggests the U.S. economy is increasingly dependent on foreign capital inflows to finance its economic activity. This is acceptable as long as foreign money continues to flow in. But if foreign investors, particularly the Japanese, no longer wish to invest in the United States, we can expect problems for interest rates and exchange rates, as well as increased uncertainty and market volatility.

  At this point, investors may be comforted by the fact that the U.S. markets and economy have withstood the test of a tumultuous 1998. While certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Eight leading industrial nations (G8) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as some analysts expected. Indeed, Asian turmoil has not affected U.S. export volumes as much as it has lowered import prices and helped reduce global interest rates.

  Ultimately, Europe's recently inaugurated EMU is likely to bring more flexibility and growth potential for the region. European equities may be the beneficiaries of

ECONOMIC OVERVIEW

-----------------------------------------------------------------------------
 ECONOMIC GUIDEPOSTS
-----------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

         THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.


                                  [BAR GRAPH]

                                           NOW( 1/31/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
10-YEAR TREASURY RATE(1)*                       4.65                   5.65                   6.21                   6.83
PRIME RATE(2)                                   7.75                   8.50                   8.50                   8.25
INFLATION RATE(3)*                              1.61                   1.38                   2.22                   3.00
THE U.S. DOLLAR(4)                             -4.37                   3.92                   7.62                   4.74
CAPITAL GOODS ORDERS(5)*                       11.78                  10.47                  15.67                   4.79
INDUSTRIAL PRODUCTION(5)*                       1.88                   5.09                   6.12                   4.87
EMPLOYMENT GROWTH(6)                            2.17                   2.57                   2.65                   2.22


(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF DECEMBER 31, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

increased spending, as governments seek to ease fiscal and monetary policy, foster growth and reduce unemployment. It's going to be interesting to watch as the monetary union continues to evolve. One lesson for investors -- particularly those with international holdings -- is to diversify. With the democratization of the world, the globalization of trade and more free market economies at our fingertips, international markets are becoming more and more attractive. But if you subscribe to the concept of international investment, be cautious -- don't put all of your investment eggs in one basket.

  Other key elements to watch in 1999: the race for the next presidency and preparedness for the year 2000. And remember, while it is nearly impossible to predict the next big crisis, there always appears to be one just around the bend.

  Thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.

Sincerely,

/S/John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN E. SILVIA AS OF FEBRUARY 8, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

PERFORMANCE UPDATE

TERENCE PRIDEAUX JOINED SCUDDER KEMPER INVESTMENTS' LONDON BASED OPERATION, SCUDDER INVESTMENTS (U.K.) LIMITED, IN 1989. HE IS A SENIOR VICE PRESIDENT AND MEMBER OF THE GLOBAL BOND GROUP. PRIDEAUX HAS SPENT MOST OF HIS CAREER IN FUND MANAGEMENT, WITH PREVIOUS POSITIONS INCLUDING MANAGEMENT OF THE FIXED INCOME PORTFOLIOS FOR A CANADIAN LIFE ASSURANCE OFFICE AND MANAGING THE MULTICURRENCY PORTFOLIOS AND BALANCE SHEET EXPOSURES OF A KUWAITI BANK. HE WAS ALSO WITH BOTH CITICORP AND DAIWA SECURITIES IN TOKYO WHERE HE WAS RESPONSIBLE FOR THE MANAGEMENT OF INTERNATIONAL SECURITIES IN THE FAR EAST. PRIDEAUX IS A GRADUATE OF WORCESTER COLLEGE, OXFORD, ENGLAND, WHERE HE RECEIVED AN M.A. IN POLITICS, PHILOSOPHY AND ECONOMICS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, KEMPER GLOBAL INCOME FUND WAS UP
10.48 PERCENT (CLASS A SHARES, UNADJUSTED FOR ANY SALES CHARGE) STRONGLY OUTPACING ITS LIPPER PEERS (SEE PAGE 2). FOLLOWING, PORTFOLIO MANAGER TERENCE PRIDEAUX DISCUSSES THE MARKETS AND HIS INVESTMENT APPROACH.

Q     COULD YOU PROVIDE AN OVERVIEW OF THE EVENTS THAT GUIDED GLOBAL BOND
MARKETS THROUGHOUT THE 12-MONTH PERIOD?

A     While it happened well before this fiscal period, the effects of the Asian debt crisis that began during the summer of 1997 still festered into 1998. This event spurred the severe declines that hit markets late in October 1997 which drove a 'flight-to-quality' as investors flocked to U.S. Treasuries and mortgage securities. Foreign bonds became very cheap, and even high yield investors were opting for the higher-rated of the below-investment-grade bonds. The result of the 'flight-to-quality' was a Treasury rally in December that pushed the benchmark 30-year Treasury yield to new lows, which meant their prices were at new highs since a bond's yield and price are inversely related.

      For a period during the first part of 1998, confidence returned to the markets and equities and emerging market investments returned to the spotlight. Continued strong economic growth sparked concerns about inflation and rising interest rates. These fears were squashed, however, as it became clear Asia's financial crisis was having adjunct effects on the U.S. and other developed economies. For example, devalued currencies allowed imported goods to sell below what domestic manufacturers could charge.

      Uncertainty returned to the markets when economic problems in Russia and Latin America came to the world's attention in August. The tottering of the equity and bond markets moved the Federal Reserve Board to do something twice within one month that it had not done since 1996 -- cut interest rates, by 0.25 percent on September 29 and by the same amount on October 16. The second cut finally had the effect the Fed was looking for -- appeasing markets. Several European markets mirrored these cuts with this combined effort effectively showing a commitment to supporting economies worldwide. This show of support sparked a second rally in the fourth quarter. Calculations at year end showed that the average return of the 22 markets in our investment universe was positive in every month of the year except for two and in those months, the lesser performers were off just 0.25 percent.

Q     HOW DID THIS ENVIRONMENT IMPACT YOUR INVESTMENT STRATEGY?

A     In January, we made a significant adjustment to one of the components of the bond valuation model used by the global bond group in London. We lowered the real yields, the yield minus the impact of inflation, we require from markets in our investment universe by fifty basis points. This decision was based on a belief that the timescale required to address the fiscal crisis facing regions such as Asia will be measured in years, not quarters.

PERFORMANCE UPDATE

      Governments in Asia, for example, can contribute to stabilization efforts in the region but for the affected countries to become redirected towards growth, significant microeconomic changes -- in corporate governance and banking supervision, and in the disengagement of administrations from the corporate sector -- are required.

      When the International Monetary Fund (IMF) went into Asia in the early part of this year, they found themselves dealing mainly with the private sector. Since the governments were not directly at fault for the currency crisis, the curing of the problems is expected to take a long time to sort out. We contrast that with what happened in Mexico in 1995 when the IMF aided Mexican authorities in implementing tax and interest rate increases, sorting out their debt problems in a matter of months.

Q FOR THE PERIOD, THE FUND WAS UP 10.48 PERCENT (CLASS A SHARES, UNADJUSTED FOR ANY SALES CHARGE) STRONGLY OUTPERFORMING THE LIPPER CATEGORY AVERAGE OF 6.23 PERCENT (SEE PAGE 2). THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX, HOWEVER, WAS UP 15.30 PERCENT. CAN YOU FIRST ADDRESS THE FACTORS THAT HELPED PERFORMANCE VS. THE CATEGORY AND THEN OFFER YOUR THOUGHTS ON WHY THE FUND AND ITS PEERS FELL SHORT OF THE BENCHMARK?

A      In comparison to our Lipper category, we were nicely rewarded for the fund's more conservative approach to investing. Many of our peers, in seeking higher yields, had exposure to emerging markets. As these markets tumbled following the Russian market debacle, their performance took some devastating hits. Our risk-adverse stance minimizes the impact of big market swings both on the up and down sides.

      With regard to the index, the most obvious reason for the divergence is that actively managed funds vary in structure from the index. In our case, we vary significantly in the amount of exposure we have to the U.S. dollar. The Salomon Brothers World Government Bond Index has roughly a 30 percent exposure to the dollar while we generally maintain a minimum dollar position of roughly 50 percent. At the beginning of the year this served us well but from mid-August onward the dollar was weak which cost us some return relative to the index.

Q     DID YOU MAKE ANY ADJUSTMENTS TO DURATION OR TO THE FUND'S CREDIT QUALITY?

A     While we thought bond markets looked attractive throughout the year, our shifts in duration were minimal. Our practice is to keep durations fairly constant unless the market is really giving us a reason to do otherwise such as if bonds become extraordinarily cheap or, conversely, very expensive. We hovered around the five-year duration mark for most of the year.

      As far as credit quality goes, the portfolio held a 72 percent weight in AAA-rated bonds and 28 percent in AA in January. At year-end, we had a 40 percent AAA weight, 58 percent AA and two percent A. The dip into single A-rated bonds was the result of introducing Greece into the fund's investment universe.

Q     YOU MENTION GREECE AS A NEW ADDITION TO THE FUND. WHAT SPARKED YOUR
INTEREST IN THIS MARKET?

A     We added a small exposure to Greece at the end of the first quarter. While it has always been a lovely vacation spot, historically, it hasn't been a spot that drew the attention of investors. It is a predominantly agricultural country offset by very successful tourism and shipping industries. Interest in the region was sparked when a newly-elected government decided early in the year to step up efforts to meet the requirements for inclusion in the European Monetary Union (EMU). Not only was it announced that they were taking their efforts for inclusion more seriously, the government also said they were going to accelerate their schedule from a three year program ending in 2002, to an 18-month program to end in the year 2000. We felt this news justified a small exposure.

Q     WERE THERE ANY OTHER MARKET STANDOUTS ON THE POSITIVE AND/OR NEGATIVE
SIDE?

A     The course of the Japanese bond market versus its currency, the yen, was significant for global bond investors in 1998. The Japanese bonds were yielding two or three percent at the beginning of the year and then dropped below one percent in late summer. By the end of the year, this yield had doubled and was back up to the two-percent level. It was a difficult market to get right. On the currency side, our exposure to the yen of 12 percent at the start of the year was under-weighted compared to the index and, at that point, it was a positive positioning. However, when the yen strengthened suddenly in the later part of the year, we had taken our position down to five percent so we lost some of the currency upside. We did have a 13 percent exposure to the rallying bond market though, which helped to minimize the loss.

PERFORMANCE UPDATE

Q     WHAT IMPACT DID THE RUN-UP TO A SINGLE EUROPEAN CURRENCY HAVE ON MARKETS?
HOW WILL YOUR MANAGEMENT APPROACH BE IMPACTED, IF AT ALL, BY THE CONVERSION AS YOU MOVE INTO 1999?

A     The run up to the European Monetary Union on January 1, 1999 influenced bond markets as the 11 member countries made the necessary rate adjustments to approach the interest rate level established by the Bundesbank. The Bundesbank is Germany's equivalent to the U.S. Federal Reserve and, when establishing the criteria for admittance into the EMU, it was agreed that Germany's three-percent rate would be the required rate for inclusion. The general convergence of yields by countries that were to become members -- and it became very clear during the course of the year which ones those would be -- was key. To reach a common interest rate at the front end of the yield curve, they couldn't afford to have massive differences at the back end. With this convergence of yields at the front end, yield differentials at the long end (10-years and longer), ebbed away very rapidly. As the year progressed, we saw less opportunity to benefit from investments in non-core countries.

  While bond markets will surprise us, we expect to see a very stable environment in what will be a single European market. We believe the non-member countries -- the United Kingdom, Sweden, Denmark, Norway and Greece -- will, at times, offer interesting opportunities but our greater focus will be on outlying countries such as Australia and New Zealand. This is where we expect the moves to be and the opportunity to achieve differential returns.

Q     WHAT IS YOUR OUTLOOK AS YOU MOVE INTO 1999?

A     We believe the bond markets are fully valued and performance going forward is likely to be very stable with slightly lower returns. Possible pitfalls include a reassessment of the benign influences on bond markets. Central Banks worldwide have moved away from inflation fighting to focus on the encouragement of growth and employment. A second risk is that Japan shows signs of life. If it does, yields are likely to shoot up very rapidly.

PERFORMANCE UPDATE

---------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS*
---------------------------------------------------------------------------
 FOR PERIODS ENDED DECEMBER 31, 1998 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                    LIFE OF
                                         1-YEAR   3-YEAR   5-YEAR    CLASS
-----------------------------------------------------------------------------------------------

    KEMPER GLOBAL INCOME FUND   CLASS A     5.56%    4.36%    6.08%    8.21%    (since 10/1/89)
 ...............................................................................................

    KEMPER GLOBAL INCOME FUND   CLASS B     6.56     4.58      n/a     7.49     (since 5/31/94)
 ...............................................................................................

    KEMPER GLOBAL INCOME FUND   CLASS C     9.72     5.31      n/a     7.93     (since 5/31/94)
 ...............................................................................................

KEMPER GLOBAL INCOME FUND CLASS A
                                  [LINE GRAPH]

                                                  KEMPER GLOBAL INCOME       SALOMON BROTHERS WORLD
                                                      FUND CLASS A(1)        GOVERNMENT BOND INDEX+       CONSUMER PRICE INDEX++
                                                  --------------------       ----------------------       ----------------------
10/1/89                                                  9554.00                    10000.00                    10000.00
                                                        10012.00                    10308.00                    10088.00
                                                        10185.00                     9908.00                    10296.00
                                                        10963.00                    10392.00                    10392.00
                                                        11553.00                    10753.00                    10616.00
                                                        12281.00                    11532.00                    10704.00
                                                        11860.00                    11395.00                    10800.00
                                                        11982.00                    11434.00                    10880.00
                                                        13019.00                    12371.00                    10976.00
                                                        13648.00                    12356.00                    11032.00
                                                        13059.00                    12808.00                    11144.00
                                                        13273.00                    13773.00                    11216.00
                                                        13137.00                    14034.00                    11304.00
12/31/92                                                13388.00                    14094.00                    11352.00
                                                        13818.00                    14846.00                    11488.00
                                                        14091.00                    15279.00                    11552.00
                                                        14474.00                    16124.00                    11608.00
                                                        14758.00                    15983.00                    11664.00
                                                        14225.00                    16888.00                    11776.00
                                                        14194.00                    16872.00                    11840.00
                                                        14441.00                    16200.00                    11952.00
                                                        14541.00                    16340.00                    11976.00
                                                        16174.00                    18128.00                    12112.00
                                                        16940.00                    19092.00                    12200.00
                                                        17050.00                    18882.00                    12256.00
12/31/95                                                17432.00                    18461.00                    12280.00
                                                        17175.00                    19005.00                    12456.00
                                                        17238.00                    19183.00                    12536.00
                                                        17778.00                    19887.00                    12624.00
                                                        18450.00                    20155.00                    12688.00
                                                        17933.00                    19322.00                    12800.00
                                                        18450.00                    18987.00                    12824.00
                                                        18832.00                    20161.00                    12896.00
                                                        18783.00                    20204.00                    12904.00
                                                        19017.00                    20180.00                    12976.00
                                                        19278.00                    20687.00                    13040.00
                                                        20457.00                    22279.00                    13088.00
12/31/98                                                20751.00                    23070.00                    13120.00

 KEMPER GLOBAL INCOME FUND CLASS B
                                  [LINE GRAPH]

                                                  KEMPER GLOBAL INCOME       SALOMON BROTHERS WORLD
                                                      FUND CLASS B(1)        GOVERNMENT BOND INDEX+       CONSUMER PRICE INDEX++
                                                  --------------------       ----------------------       ----------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9981.00                    10144.00                    10034.00
                                                        10143.00                    10263.00                    10129.00
                                                        10189.00                    10313.00                    10149.00
                                                        11320.00                    11440.00                    10264.00
                                                        11832.00                    12050.00                    10339.00
                                                        11898.00                    11924.00                    10386.00
12/31/95                                                12146.00                    12276.00                    10407.00
                                                        11928.00                    12046.00                    10556.00
                                                        11965.00                    12095.00                    10624.00
                                                        12317.00                    12426.00                    10698.00
                                                        12762.00                    12721.00                    10753.00
                                                        12387.00                    12195.00                    10847.00
                                                        12708.00                    12564.00                    10868.00
                                                        12948.00                    12724.00                    10929.00
12/31/97                                                12893.00                    12752.00                    10936.00
                                                        13014.00                    12728.00                    10997.00
                                                        13166.00                    12981.00                    11051.00
                                                        13941.00                    14061.00                    11092.00
12/31/98                                                13926.00                    14560.00                    11119.00

KEMPER GLOBAL INCOME FUND CLASS C
                                  [LINE GRAPH]

                                                  KEMPER GLOBAL INCOME       SALOMON BROTHERS WORLD
                                                      FUND CLASS C(1)        GOVERNMENT BOND INDEX+       CONSUMER PRICE INDEX++
                                                  --------------------       ----------------------       ----------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9993.00                    10144.00                    10034.00
                                                        10144.00                    10263.00                    10129.00
                                                        10191.00                    10313.00                    10149.00
                                                        11311.00                    11440.00                    10264.00
                                                        11836.00                    12050.00                    10339.00
                                                        11903.00                    11924.00                    10386.00
12/31/95                                                12154.00                    12276.00                    10407.00
                                                        11947.00                    12046.00                    10556.00
                                                        11984.00                    12095.00                    10624.00
                                                        12337.00                    12426.00                    10698.00
                                                        12795.00                    12721.00                    10753.00
                                                        12407.00                    12195.00                    10847.00
                                                        12744.00                    12564.00                    10868.00
                                                        12987.00                    12724.00                    10929.00
12/31/97                                                12935.00                    12752.00                    10936.00
                                                        13058.00                    12728.00                    10997.00
                                                        13211.00                    12981.00                    11051.00
                                                        13988.00                    14061.00                    11092.00
12/31/98                                                14192.00                    14560.00                    11119.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAYBE WORTH MORE OR LESS THAN ORIGINAL COST.

* AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS OVER THE PERIODS SPECIFIED, ASSUMING REINVESTMENT OF DIVIDENDS AND, WHERE INDICATED, ADJUSTMENT FOR THE MAXIMUM SALES CHARGE. THE MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 4.5%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) IS 4%. CLASS C SHARES HAVE NO SALES CHARGE ADJUSTMENT, BUT REDEMPTIONS WITHIN ONE YEAR OF PURCHASE MAY BE SUBJECT TO A CDSC OF 1%. SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

(1) PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CDSC IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. IN COMPARING THE KEMPER GLOBAL INCOME FUND TO THE TWO INDICES, YOU SHOULD ALSO NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDICES.

     THERE ARE SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH AN INVESTMENT IN THE FUND, INCLUDING RISKS RELATED TO FOREIGN INVESTMENTS AND TO A NON-DIVERSIFIED INVESTMENT COMPANY. RISKS ASSOCIATED WITH FOREIGN SECURITIES, INCLUDING FLUCTUATING EXCHANGE RATES, GOVERNMENT REGULATIONS AND DIFFERENCES IN LIQUIDITY, MAY AFFECT YOUR INVESTMENT. AS A NON-DIVERSIFIED INVESTMENT COMPANY, THE FUND MAY INVEST MORE THAN 5% OF ITS ASSETS IN THE SECURITIES OF A PARTICULAR FOREIGN GOVERNMENT. PLEASE SEE THE PROSPECTUS FOR MORE INFORMATION.

 + THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX IS AN UNMANAGED INDEX ON A U.S. DOLLAR TOTAL RETURN BASIS WITH ALL DIVIDENDS REINVESTED AND IS COMPRISED OF GOVERNMENT BONDS FROM 14 COUNTRIES. THE MINIMUM MATURITY IS ONE YEAR. SOURCE IS LIPPER ANALYTICAL SERVICES, INC.

++ THE CONSUMER PRICE INDEX IS A STATISTICAL MEASURE OF CHANGE, OVER TIME, IN THE PRICES OF GOODS AND SERVICES IN MAJOR EXPENDITURE GROUPS FOR ALL URBAN CONSUMERS. SOURCE IS TOWERSDATA.

     INVESTORS CANNOT ACTUALLY MAKE INVESTMENTS IN THESE INDICES.

MARKET PERFORMANCE

WORLD BOND MARKET PERFORMANCE

The table below presents the one-year returns of government bond markets tracked by Salomon Brothers for the period ending December 31, 1998, expressed in local currencies and U.S. dollar terms. This information is historical and does not guarantee future returns of these markets.

               COUNTRY                       U.S. DOLLAR TERMS       LOCAL CURRENCY
---------------------------------------------------------------------------------------
       1.      FRANCE                              21.3%                  12.6%
---------------------------------------------------------------------------------------
       2.      SPAIN                               21.1                   12.6
---------------------------------------------------------------------------------------
       3.      UNITED KINGDOM                      20.9                   19.6
---------------------------------------------------------------------------------------
       4.      BELGIUM                             20.9                   12.1
---------------------------------------------------------------------------------------
       5.      FINLAND                             20.7                   12.2
---------------------------------------------------------------------------------------
       6.      NETHERLANDS                         20.4                   11.5
---------------------------------------------------------------------------------------
       7.      ITALY                               20.3                   12.2
---------------------------------------------------------------------------------------
       8.      GERMANY                             19.8                   11.0
---------------------------------------------------------------------------------------
       9.      AUSTRIA                             19.7                   10.9
---------------------------------------------------------------------------------------
      10.      PORTUGAL                            19.6                   11.1
---------------------------------------------------------------------------------------
      11.      IRELAND                             19.3                   14.0
---------------------------------------------------------------------------------------
      12.      DENMARK                             19.0                   10.7
---------------------------------------------------------------------------------------
      13.      JAPAN                               15.9                    0.5
---------------------------------------------------------------------------------------
      14.      SWITZERLAND                         13.9                    7.2
---------------------------------------------------------------------------------------
      15.      SWEDEN                              11.5                   13.9
---------------------------------------------------------------------------------------
      16.      UNITED STATES                       10.0                   10.0
---------------------------------------------------------------------------------------
      17.      NEW ZEALAND                          4.0                   14.2
---------------------------------------------------------------------------------------
      18.      AUSTRALIA                            3.9                   10.4
---------------------------------------------------------------------------------------
      19.      CANADA                               2.0                    9.4
---------------------------------------------------------------------------------------
      20.      NORWAY                               1.0                    4.4
---------------------------------------------------------------------------------------

CURRENCY CONCENTRATIONS

CURRENCY COMPOSITION OF KEMPER GLOBAL INCOME FUND
Based on total investments on December 31, 1998

                                  [BAR GRAPH]

CURRENCY                                                    PERCENT
--------                                                    -------
U.S. DOLLAR                                                   37%
EUROPEAN CURRENCY UNIT                                        17%
ITALIAN LIRE                                                  16%
CANADIAN DOLLAR                                               11%
JAPANESE YEN                                                   5%
NEW ZEALAND DOLLAR                                             5%
SPANISH PESETA                                                 4%
SWEDISH KRONA                                                  3%
GREEK DRACHMA                                                  2%

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                          ON 12/31/98         ON 12/31/97
    FOREIGN/U.S. GOVERNMENT SECURITIES         96%                 91%
--------------------------------------------------------------------------------
    OTHER**                                     2                   5
--------------------------------------------------------------------------------
    CASH AND EQUIVALENTS                        2                   4
--------------------------------------------------------------------------------
                                              100%                100%

                                    [PIE CHART]              [PIE CHART]

AVERAGE MATURITY

--------------------------------------------------------------------------------
                                     ON 12/31/98              ON 12/31/97
--------------------------------------------------------------------------------
    AVERAGE MATURITY                  7.0 years                6.9 years
--------------------------------------------------------------------------------

 * PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

** INCLUDES SUPRANATIONAL ENTITIES AND CORPORATES GUARANTEED BY GOVERNMENTS

PORTFOLIO OF INVESTMENTS

KEMPER GLOBAL INCOME FUND

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1998
(IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                                         U.S. DOLLAR
CURRENCY                                  ISSUER                                            PRINCIPAL       VALUE
-----------------------------------------------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS (95.6%) AND CORPORATE OBLIGATIONS (2.0%)
-----------------------------------------------------------------------------------------------------------------------
U.S. DOLLAR--34.6%
                                          Credit Local de France, 6.50%, 2004                    4,000     $ 4,195
                                          Kingdom of Spain, 5.875%, 2008                         4,000       4,168
                                          Province of British Columbia, 7.13%, 2007              3,840       4,333
                                          U.S. Treasury Bonds, 7.50%, 2024                       3,000       3,888
                                          U.S. Treasury Notes
                                            6.375%, 2000                                         4,080       4,149
                                            5.75%, 2003                                          3,200       3,342
                                            5.875%, 2005                                         4,425       4,720
                                          -----------------------------------------------------------------------------
                                                                                                            28,795
-----------------------------------------------------------------------------------------------------------------------

EUROPEAN CURRENCY UNIT--17.1%
                                          French Treasury
                                            4.50%, 2002                                          2,000       2,436
                                            7.50%, 2005                                          2,950       4,209
                                          Kingdom of Spain, 5.15%, 2009                          3,000       3,729
                                          Republic of Portugal, 6.00%, 2004                      3,000       3,888
                                          -----------------------------------------------------------------------------
                                                                                                            14,262
-----------------------------------------------------------------------------------------------------------------------

ITALIAN LIRA--16.2%
                                          Italian Treasury
                                            8.50%, 2004                                     15,000,000      11,128
                                            5.00%, 2008                                      3,600,000       2,347
                                          -----------------------------------------------------------------------------
                                                                                                            13,475
-----------------------------------------------------------------------------------------------------------------------

CANADIAN DOLLAR--10.4%
                                          Government of Canada
                                            4.50%, 2001                                          3,500       2,273
                                            7.00%, 2006                                          4,400       3,269
                                            5.50%, 2009                                          4,500       3,078
                                          -----------------------------------------------------------------------------
                                                                                                             8,620
-----------------------------------------------------------------------------------------------------------------------

JAPANESE YEN--5.1%
                                          Government of Austria, 4.50%, 2005                   250,000       2,588
                                          Int'l Bank for Recon. and Dev., 4.75%, 2004          163,000       1,699
                                          -----------------------------------------------------------------------------
                                                                                                             4,287
-----------------------------------------------------------------------------------------------------------------------

NEW ZEALAND DOLLAR--4.9%
                                          Government of New Zealand
                                            8.00%, 2004                                          4,500       2,645
                                            7.00%, 2009                                          2,400       1,414
                                          -----------------------------------------------------------------------------
                                                                                                             4,059
-----------------------------------------------------------------------------------------------------------------------

SPANISH PESETA--4.2%
                                          Kingdom of Spain
                                            4.50%, 2004                                        483,000       3,492
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

SWEDISH KRONA--3.1%
                                          Kingdom of Sweden, 5.00%, 2004                        20,000       2,601
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

GREEK DRACHMA--2.0%
                                          Republic of Greece, 8.90%, 2003                      440,000       1,652
                                          -----------------------------------------------------------------------------
                                          TOTAL GOVERNMENT AND CORPORATE
                                          OBLIGATIONS--97.6%
                                          (Cost: $79,611)                                                   81,243
                                          -----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                                         U.S. DOLLAR
                                          ISSUER                                            PRINCIPAL       VALUE
-----------------------------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS
                                       (a)Repurchase agreement with Investors Fiduciary
                                          Trust Co., dated 12/31/98, 4.00%, due 1/4/99      $      490     $   490
                                          Other, 4.50%, due January 1999                         1,500       1,499
                                          -----------------------------------------------------------------------------
                                          TOTAL MONEY MARKET INSTRUMENTS--2.4%
                                          (Cost: $1,989)                                                     1,989
                                          -----------------------------------------------------------------------------
                                          TOTAL INVESTMENT PORTFOLIO--100%
                                          (Cost: $81,600)                                                  $83,232
                                          -----------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

The fund is a non-diversified investment company and may invest a relatively high percentage of its assets in the obligations of a limited number of issuers.

(a) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. The collateral is monitored daily by the fund so that its market value exceeds the carrying value of the repurchase agreement.

Based on the cost of investments of $81,600,000 for federal income tax purposes at December 31, 1998, the gross unrealized appreciation was $1,805,000, the gross unrealized depreciation was $173,000 and the net unrealized appreciation on investments was $1,632,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER GLOBAL INCOME FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Global Income Fund as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Global Income Fund at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1994, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          February 18, 1999

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $81,600)                                                 $ 83,232
------------------------------------------------------------------------
Receivable for:
  Interest                                                         1,713
------------------------------------------------------------------------
  Fund shares sold                                                   238
------------------------------------------------------------------------
Unrealized appreciation on forward currency exchange
  contracts                                                          135
------------------------------------------------------------------------
    TOTAL ASSETS                                                  85,318
------------------------------------------------------------------------
------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Fund shares redeemed                                               227
------------------------------------------------------------------------
  Net closed forward foreign currency contracts                       31
------------------------------------------------------------------------
  Management fee                                                      57
------------------------------------------------------------------------
  Distribution services fee                                           12
------------------------------------------------------------------------
  Administrative services fee                                         15
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              44
------------------------------------------------------------------------
  Trustees' fees and other                                            61
------------------------------------------------------------------------
Unrealized depreciation on forward currency exchange
  contracts                                                           76
------------------------------------------------------------------------
    Total liabilities                                                523
------------------------------------------------------------------------
NET ASSETS                                                      $ 84,795
------------------------------------------------------------------------
------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $131,614
------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                            (48,507)
------------------------------------------------------------------------
Net unrealized appreciation on investments and assets and
liabilities in foreign currencies                                  1,688
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $ 84,795
------------------------------------------------------------------------
------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share ($69,913 /
  7,824 shares outstanding)                                        $8.94
------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  4.71% of
  net asset value or 4.50% of offering price)                      $9.36
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($12,536 / 1,399 shares outstanding)                             $8.96
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($2,346 / 261 shares outstanding)                                $8.99
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Year ended December 31, 1998
(IN THOUSANDS)

----------------------------------------------------------------------
NET INVESTMENT INCOME
----------------------------------------------------------------------
Interest                                                        $5,240
----------------------------------------------------------------------
Expenses:
  Management fee                                                   675
----------------------------------------------------------------------
  Distribution services fee                                        135
----------------------------------------------------------------------
  Administrative services fee                                      189
----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           337
----------------------------------------------------------------------
  Professional fees                                                 75
----------------------------------------------------------------------
  Reports to shareholders                                          102
----------------------------------------------------------------------
  Trustees' fees and other                                          20
----------------------------------------------------------------------
    Total expenses                                               1,533
----------------------------------------------------------------------
NET INVESTMENT INCOME                                            3,707
----------------------------------------------------------------------
----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
----------------------------------------------------------------------
  Net realized gain on sales of investments and foreign
  currency transactions                                          2,351
----------------------------------------------------------------------
  Change in net unrealized depreciation on investments and
  assets and liabilities in foreign currencies                   2,547
----------------------------------------------------------------------
Net gain on investments                                          4,898
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $8,605
----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  YEAR ENDED DECEMBER 31,
                                                                ---------------------------
                                                                  1998               1997
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment income                                         $  3,707              6,045
-------------------------------------------------------------------------------------------
  Net realized gain (loss)                                         2,351             (2,323)
-------------------------------------------------------------------------------------------
  Change in net unrealized depreciation                            2,547             (2,309)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               8,605              1,413
-------------------------------------------------------------------------------------------
  Distribution from net investment income                         (3,960)            (6,027)
-------------------------------------------------------------------------------------------
  Tax return of capital distribution                              (1,107)              (860)
-------------------------------------------------------------------------------------------
Total dividends to shareholders                                   (5,067)            (6,887)
-------------------------------------------------------------------------------------------
Net decrease from capital share transactions                     (17,797)           (27,233)
-------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                     (14,259)           (32,707)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------
Beginning of year                                                 99,054            131,761
-------------------------------------------------------------------------------------------
END OF YEAR                                                     $ 84,795             99,054
-------------------------------------------------------------------------------------------

FINANCIAL Statements

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Global Income Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The fund currently offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through December 31, 1998) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio debt securities are valued by pricing agents approved by the officers of the fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rates of the underlying currencies on that day. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATION. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be

NOTES TO FINANCIAL STATEMENTS

                             reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of the prices of the fund's foreign securities.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At December 31, 1998, the fund had a net tax basis loss carryforward of approximately $42,482,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire during the period 1999 through 2002. However, of this amount, the availability of approximately $14,000,000 obtained through prior fund acquisitions is limited to $7,000,000 per year from 2000 through 2001.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             EQUALIZATION ACCOUNTING. Prior to January 1, 1998, the fund used equalization accounting to keep a continuing shareholder's per share interest in undistributed net investment income unaffected by shareholder activity. This was accomplished by allocating a portion of the proceeds from sales and the cost of redemptions of fund shares to undistributed net investment income. As of January 1, 1998, the fund discontinued using equalization. This change has no effect on the fund's net assets, net asset value per share or distributions to shareholders. Discontinuing the use of equalization accounting will result in simpler financial statements. The cumulative effect of the discontinuance of equalization accounting was to decrease undistributed net investment income and increase paid-in capital previously reported through December 31, 1997 by $705,000.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $675,000 for the year ended December 31, 1998. Scudder Investments (U.K.)
                             Limited, an affiliate of Scudder Kemper serves as sub-advisor for the fund and is paid by Scudder
                             Kemper for its services.

NOTES TO FINANCIAL STATEMENTS

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. Shareholders approved the new investment management agreement through a proxy solicitation that concluded in mid-December.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                      COMMISSIONS     COMMISSIONS ALLOWED
                                                                    RETAINED BY KDI     BY KDI TO FIRMS
                                                                    ---------------   -------------------
                             Year ended December 31, 1998               $3,000              $24,000

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                   DISTRIBUTION FEES      COMMISSIONS AND
                                                                       AND CDSC        DISTRIBUTION FEES PAID
                                                                    RECEIVED BY KDI       BY KDI TO FIRMS
                                                                   -----------------   ----------------------
                             Year ended December 31, 1998              $186,000                74,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                           ASF PAID BY        ASF PAID
                                                                         THE FUND TO KDI   BY KDI TO FIRMS
                                                                         ---------------   ---------------
                             Year ended December 31, 1998                   $189,000           192,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $197,000 for the year ended December 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. During the year ended December 31, 1998, the fund made no payments to its officers and incurred trustees' fees of $15,000 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended December 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $268,150

                             Proceeds from sales                         286,100

--------------------------------------------------------------------------------


5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                              YEAR ENDED DECEMBER 31,
                                                                      1998                             1997
                                                              ---------------------           -----------------------
                                                              SHARES        AMOUNT            SHARES         AMOUNT
                                       ------------------------------------------------------------------------------
                                       SHARES SOLD
                                        Class A                  991       $  8,688               862       $   7,486
                                       ------------------------------------------------------------------------------
                                        Class B                  409          3,579               735           6,386
                                       ------------------------------------------------------------------------------
                                        Class C                  178          1,560                99             866
                                       ------------------------------------------------------------------------------
                                        Class I                   --             --                 1               7
                                       ------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                  336          2,920               378           3,265
                                       ------------------------------------------------------------------------------
                                        Class B                   78            682               163           1,406
                                       ------------------------------------------------------------------------------
                                        Class C                    7             60                 6              53
                                       ------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (3,195)       (27,830)           (3,721)        (32,238)
                                       ------------------------------------------------------------------------------
                                        Class B                 (797)        (6,933)           (1,601)        (13,911)
                                       ------------------------------------------------------------------------------
                                        Class C                  (57)          (498)              (63)           (550)
                                       ------------------------------------------------------------------------------
                                        Class I                   (3)           (25)               (1)             (3)
                                       ------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                1,287         11,130             1,270          10,982
                                       ------------------------------------------------------------------------------
                                        Class B               (1,285)       (11,130)           (1,268)        (10,982)
                                       ------------------------------------------------------------------------------
                                        NET DECREASE FROM CAPITAL
                                        SHARE TRANSACTIONS                 $(17,797)                        $ (27,233)
                                       ------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6    FORWARD FOREIGN
     CURRENCY CONTRACTS      In order to protect itself against a decline in the
                             value of a particular foreign currency against another currency, the fund has entered into forward contracts to deliver or receive foreign currency in exchange for U.S. dollars as described below. The fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the net unrealized gain or loss amounts on these contracts are reflected in the accompanying financial statements. The fund also bears the credit risk
                             (which is limited to the unrealized gain, if any) if the counterparty fails to perform under the contract. At December 31, 1998, the fund had the following forward foreign currency contracts outstanding with settlement dates in March 1999 (in thousands):

                                                                              CONTRACT       UNREALIZED
                                                     FOREIGN CURRENCY        AMOUNT IN     GAIN (LOSS) AT
                                                TO BE (DELIVERED)/RECEIVED  U.S. DOLLARS      12/31/98
                                       ------------------------------------------------------------------
                                       (8,000)  Canadian dollars               $5,206           $(18)
                                       ------------------------------------------------------------------
                                       (7,800)  New Zealand dollars             4,243            135
                                       ------------------------------------------------------------------
                                         3,480  Swiss francs                    2,614            (58)
                                       ------------------------------------------------------------------
                                                NET UNREALIZED GAIN                             $ 59
                                       ------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                           ---------------------------------------
                                                           CLASS A
                                           ---------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                           ---------------------------------------
                                           1998    1997   1996   1995    1994
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year
                                           $8.58   8.97   9.05    8.55    9.29
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      .37    .48    .52     .61     .60
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)    .50   (.33)  (.02)   1.05    (.74)
----------------------------------------------------------------------------------
Total from investment operations             .87    .15    .50    1.66    (.14)
----------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income    .40    .47    .58    1.16     .38
----------------------------------------------------------------------------------
  Tax return of capital distribution         .11    .07     --      --     .22
----------------------------------------------------------------------------------
Total dividends                              .51    .54    .58    1.16     .60
----------------------------------------------------------------------------------
Net asset value, end of year               $8.94   8.58   8.97    9.05    8.55
----------------------------------------------------------------------------------
TOTAL RETURN                               10.48%  1.80   5.87   19.89   (1.47)
 RATIOS TO AVERAGE NET ASSETS
Expenses                                    1.58%  1.32   1.48    1.34    1.53
----------------------------------------------------------------------------------
Net investment income                       4.31%  5.56   5.77    6.43    6.67
----------------------------------------------------------------------------------

                                                              CLASS B
                                           ----------------------------------------------
                                                                            MAY 31
                                             YEAR ENDED DECEMBER 31,          TO
                                           ---------------------------   DECEMBER 31,
                                           1998    1997   1996   1995        1994
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period       $8.60   9.00   9.09    8.56       8.70
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      .31    .41    .46     .56        .30
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)    .49   (.33)  (.02)   1.05       (.14)
-----------------------------------------------------------------------------------------
Total from investment operations             .80    .08    .44    1.61        .16
-----------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income    .34    .42    .53    1.08        .19
-----------------------------------------------------------------------------------------
  Tax return of capital distribution         .10    .06     --      --        .11
-----------------------------------------------------------------------------------------
Total dividends                              .44    .48    .53    1.08        .30
-----------------------------------------------------------------------------------------
Net asset value, end of period             $8.96   8.60   9.00    9.09       8.56
-----------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)               9.56%  1.03   5.11   19.21       1.89
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                    2.32%  2.18   2.14    1.98       2.27
-----------------------------------------------------------------------------------------
Net investment income                       3.57%  4.70   5.11    5.79       5.89
-----------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                   CLASS C
                                           -------------------------------------------------------
                                                                                     MAY 31
                                                 YEAR ENDED DECEMBER 31,               TO
                                           ------------------------------------   DECEMBER 31,
                                            1998      1997     1996      1995         1994
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period       $  8.62     9.02      9.09      8.56        8.70
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .32      .42       .48       .57         .30
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      .49     (.33)     (.02)     1.05        (.14)
--------------------------------------------------------------------------------------------------
Total from investment operations               .81      .09       .46      1.62         .16
--------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income      .34      .43       .53      1.09         .19
--------------------------------------------------------------------------------------------------
  Tax return of capital distribution           .10      .06        --        --         .11
--------------------------------------------------------------------------------------------------
  Total dividends                              .44      .49       .53      1.09         .30
--------------------------------------------------------------------------------------------------
Net asset value, end of period             $  8.99     8.62      9.02      9.09        8.56
--------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 9.72%    1.09      5.31     19.26        1.91
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                      2.13%    2.11      2.06      2.06        2.23
--------------------------------------------------------------------------------------------------
Net investment income                         3.76%    4.77      5.19      5.71        5.93
--------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES

                                                           YEAR ENDED DECEMBER 31,
                                           -------------------------------------------------------
                                            1998      1997     1996      1995         1994
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)   $84,795   99,054   131,761   152,959     170,700
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                        313%     283       276       220         378
--------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Per share data for 1998, 1997 and 1996 were determined based on average shares outstanding.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held and adjourned for certain purposes to January 15, 1999. Kemper Global Income Fund shareholders were asked to vote on three separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc., approval of a new Sub-Advisory Agreement for the fund with Scudder Investments (U.K.) Limited and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain

      6,292,233  108,327   257,658

2) Approval of the new Sub-Advisory Agreement for the fund with Scudder Kemper (U.K.) Limited. This item was approved.

         For     Against   Abstain

      6,236,948  112,665   308,605

3) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For     Against   Abstain

      4,574,265  273,646   509,058

Investment policies

         For     Against   Abstain

      4,570,222  277,688   509,058

Diversification

         For     Against   Abstain

      4,573,145  274,765   509,058

Borrowing

         For     Against   Abstain

      4,563,975  283,935   509,058

Senior securities

         For     Against   Abstain

      4,573,016  274,895   509,058

Concentration

         For     Against   Abstain

      4,571,262  276,648   509,058

Underwriting of securities

         For     Against   Abstain

      4,573,988  273,923   509,058

Investment in real estate

         For     Against   Abstain

      4,572,105  275,805   509,058

Purchase of commodities

         For     Against   Abstain

      4,568,972  278,938   509,058

Lending

         For     Against   Abstain

      4,565,926  281,984   509,058

Margin purchases and short sales

         For     Against   Abstain

      4,565,302  282,609   509,058

Pledging of assets

         For     Against   Abstain

      4,560,731  287,179   509,058

Purchases of securities

         For     Against   Abstain

      4,571,087  276,823   509,058

Purchases of options and warrants

         For     Against   Abstain

      4,559,362  288,549   509,058

TRUSTEES AND OFFICERS

TRUSTEES                          OFFICERS

DANIEL PIERCE                     MARK S. CASADY           LINDA J. WONDRACK
Chairman and Trustee              President                Vice President

LEWIS A. BURNHAM                  PHILIP J. COLLORA        MAUREEN E. KANE
Trustee                           Vice President           Assistant Secretary
                                  and Secretary
DONALD L. DUNAWAY                                          CAROLINE PEARSON
Trustee                           JOHN R. HEBBLE           Assistant Secretary
                                  Treasurer
ROBERT B. HOFFMAN                                          ELIZABETH C. WERTH
Trustee                           ANN M. MCCREARY          Assistant Secretary
                                  Vice President
DONALD R. JONES                                            BRENDA LYONS
Trustee                           ROBERT C. PECK, JR.      Assistant Treasurer
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        KATHRYN L. QUIRK
                                  Vice President
SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

----------------------------------------------------------------------------
LEGAL COUNSEL                     VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                  222 North LaSalle Street
                                  Chicago, IL 60601
----------------------------------------------------------------------------
SHAREHOLDER                       KEMPER SERVICE COMPANY
SERVICE AGENT                     P.O. Box 419557
                                  Kansas City, MO 64141
----------------------------------------------------------------------------
CUSTODIAN AND                     INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                    801 Pennsylvania Avenue
                                  Kansas City, MO 64105
----------------------------------------------------------------------------
FOREIGN CUSTODIAN                 THE CHASE MANHATTAN BANK
                                  Chase Metro Tech Center
                                  Brooklyn, NY 11245
----------------------------------------------------------------------------
INDEPENDENT AUDITORS              ERNST & YOUNG LLP
                                  233 South Wacker Drive
                                  Chicago, IL 60606
----------------------------------------------------------------------------
PRINCIPAL UNDERWRITER             KEMPER DISTRIBUTORS, INC.
                                  222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed unless preceded or accompanied by a Kemper
Global and International Funds prospectus.
KGIF - 2 (2/23/99) 1066850

                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)